                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2006
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

         Florida                    0-27378                   65-0180800
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(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)             Identification No.)

  2800 S.E. Market Place, Stuart, Florida                       34997
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  (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

     On October 12, 2006, the Audit Committee of the Board of Directors of NuCO2
Inc. (the "Company") dismissed Margolin, Winer & Evens LLP ("MWE") as independent registered public accounting firm to the Company and appointed Ernst
& Young LLP as independent registered public accounting firm to the Company.
MWE's accountant's reports on the financial statements of the Company of the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with MWE to report in responses to Item 304(a) of Regulation S-K,
ss. 229.304(a).

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.      Description
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              16       Letter, dated October 13, 2006 from Margolin, Winer &
                       Evens LLP to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NUCO2 INC.

Date:    October 16, 2006                            By: /s/ Eric M. Wechsler
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                                                        Eric M. Wechsler,
                                                        General Counsel